Other assets	12 Months Ended
Dec. 31, 2020
Other Assets Abstract
Other assets

Note 13 − Other assets

The caption of other assets in the consolidated statements of financial condition consists of the following major categories:

(In thousands)	December 31, 2020	December 31, 2019
Net deferred tax assets (net of valuation allowance)	$851,592	$886,353
Investments under the equity method	250,467	237,081
Prepaid taxes	32,615	47,226
Other prepaid expenses	74,572	82,425
Derivative assets	20,785	17,966
Trades receivable from brokers and counterparties	65,429	47,049
Principal, interest and escrow servicing advances	65,671	77,800
Guaranteed mortgage loan claims receivable	80,477	108,946
Operating ROU assets (Note 32)	131,921	149,849
Finance ROU assets (Note 32)	15,464	12,888
Others	148,048	152,032
Total other assets	$1,737,041	$1,819,615
The Corporation enters in the ordinary course of business into technology hosting arrangements that are service contracts. These arrangements can include capitalizable implementation costs that are amortized during the term of the hosting arrangement. The Corporation recognizes capitalizable implementation costs related to hosting arrangements that are service contracts within Others in the table above. As of December 31, 2020, the total capitalized implementation costs amounted to $17.4 million with an accumulated amortization of $4.9 million for a net value of $12.5 million. Total amortization expense for all capitalized implementation costs of hosting arrangements that are service contracts for the year ended December 31, 2020 was $2.2 million.